Registration No. 33-______


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                               EXHIBITS FILED WITH

                             REGISTRATION STATEMENT

                                   ON FORM S-8

                                      UNDER

                           THE SECURITIES ACT OF 1933


                            NATIONAL DATA CORPORATION
                               National Data Plaza
                           Atlanta, Georgia 30329-2010


                                  EXHIBIT INDEX

Exhibit Number*             Description
- ----------------           -------------------



         5 Opinion of Alston & Bird regarding the legality of the securities being registered.

       23(a)               Consent of Alston & Bird (included in Exhibit 5).

       23(b)               Consent of Arthur Andersen & Co.

       24                  Power of Attorney.





        *Exhibits are numbered in accordance with Item 601 of Regulation S-K.


                                    Exhibit 5

               Opinion of Alston & Bird regarding the legality of
                        the securities being registered.



August 12, 1994

National Data Corporation
National Data Plaza
Atlanta, Georgia 30329-2010

Gentlemen:

        This opinion is given in connection with the filing by National Data Corporation ("NDC") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, of a Registration Statement on Form S-8 (the "Registration Statement") with respect to up to 230,000 shares (the "Shares") of the $.125 par value Common Stock of NDC (the "Common Stock") to be issued to directors of NDC pursuant to the National Data Corporation 1984 Non-Employee Directors Stock Option Plan (the "Plan").

        We have examined such corporate records and documents as we deemed relevant and necessary to enable us to give the opinion set forth herein, including the Certificate of Incorporation and Bylaws of NDC, as amended, resolutions of the Board of Directors of NDC authorizing the Plan and authorizing amendments to the Plan, and minutes of the annual meetings of stockholders of NDC at which the Plan was approved and at which amendments to the Plan were approved.

        Based upon the foregoing, we are of the opinion that the Shares to be issued under the Plan, upon issuance in accordance with the terms and conditions of the Plan, will be duly authorized, legally issued, and fully paid and non-assessable under the Delaware General Corporation Law as in effect on this date.

        L. Neil Williams, Jr., a partner of Alston & Bird, is a director of NDC.

        We hereby consent to the use of this opinion as an Exhibit to the Registration Statement.

                                Sincerely yours,

                                ALSTON & BIRD


                        By:  Jeffrey P. Adams